OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2016
OPERATING LEASES
Schedule of future minimum annual payments for all operating leases

        The minimum future annual payments for all operating leases (with initial or remaining terms in excess of one year) during the next five years and thereafter, including pole rentals from January 1, 2017 through December 31, 2021, at rates now in force are as follows:

2017	$76,513
2018	70,242
2019	61,986
2020	56,953
2021	53,658
Thereafter	142,655